Equity Plan	12 Months Ended
Dec. 31, 2012
Equity Plan [Abstract]
Equity Plan

12. EQUITY PLAN

     Awards of phantom and restricted units have been granted under our Fourth Amended and Restated 2007 Equity Plan (2007 Equity Plan). The following table summarizes information regarding phantom and restricted unit activity:

	Payable In Cash		Payable In Units
		Weighted-		Weighted-
		Average Grant		Average Grant
		Date Fair		Date Fair
	Units	Value	Units	Value
Unvested - December 31, 2010	—	$—	121,526	$27.11
Vested - phantom units	—	—	—	—
Granted - phantom units	15,294	26.77	19,411	27.56
Granted - restricted units	—	—	10,000	27.70
Cancelled - phantom units	(1,948)	29.31	(22,142)	27.16
Unvested - December 31, 2011	13,346	$26.40	128,795	$27.22
Vested - phantom units	(4,267)	26.46	(40,929)	27.21
Vested - restricted units	—	—	(4,682)	27.53
Granted - phantom units	—	—	126,246	29.90
Granted - restricted units	—	—	37,500	25.67
Canceled - phantom units	(767)	25.63	(24,938)	28.30
Unvested - December 31, 2012	8,312	$26.45	221,992	$28.35

     As of December 31, 2012 and 2011, we had total unamortized compensation expense of approximately $3 million and $2 million related to phantom and restricted units, which we expect will be amortized over three years (the original vesting period of these instruments), except for grants to non-employee directors of our General Partner which vest over one year. We recognized compensation expense of approximately $2 million and $1 million for the years ended December 31, 2012 and 2011, included in operating expenses on our consolidated statements of income. We granted phantom and restricted units with a grant date fair value of approximately $5 million and $0.8 million for the years ended December 31, 2012 and 2011. As of December 31, 2012 and 2011, we had 505,791 units and 633,211 units available for issuance under the 2007 Equity Plan.

     Under the 2007 Equity Plan, participants who have been granted restricted units may elect to have us withhold common units to satisfy minimum statutory tax withholding obligations arising in connection with the vesting of non-vested common units. Any such common units withheld are returned to the 2007 Equity Plan on the applicable vesting dates, which correspond to the times at which income is recognized by the employee. When we withhold these common units, we are required to remit to the appropriate taxing authorities the fair value of the units withheld as of the vesting date. The number of units withheld is determined based on the closing price per common unit as reported on the NYSE on such dates. For the year ended December 31, 2012, we withheld 1,405 common units to satisfy employee tax withholding obligations. The withholding of common units by us could be deemed a purchase of the common units. There were no common units withheld to satisfy employee tax withholding obligations for the years ended December 31, 2011 and 2010.